Fair Value Measurements	12 Months Ended
Sep. 30, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements

10. Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 means the use of quoted prices in active markets for identical assets or liabilities. Level 2 means the use of values that are derived principally from or corroborated by observable market data. Level 3 means the use of inputs are those that are unobservable and significant to the overall fair value measurement

During the quarter ending September 30, 2018 the Company invested in treasury bills with maturities at time of purchase of 3 months to 1 year. The unrealized loss on these investments of $13,000 was recorded as part of comprehensive income and was based on the market value (Level 1). The amortized cost of the investments was $17,311,000 and the carrying amount and fair value was $17,298,000 as of September 30, 2018.